UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 19, 2018

Central Index Key Number of the issuing entity: 0001731627
BANK 2018-BNK11
(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361
Morgan Stanley Capital I Inc.
(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906
Wells Fargo Bank, National Association
Central Index Key Number of the sponsor: 0001102113
Bank of America, National Association
Central Index Key Number of the sponsor: 0001541557
Morgan Stanley Mortgage Capital Holdings LLC
Central Index Key Number of the sponsor: 0001577313
National Cooperative Bank, N.A.
(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-206582-14	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On April 26, 2018, Morgan Stanley Capital I Inc. (the “Registrant”) caused the issuance of the BANK 2018-BNK11, Commercial Mortgage Pass-Through Certificates, Series 2018-BNK11 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2018 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

One mortgage loan, secured by the mortgaged property identified as “The Gateway” on Exhibit B to the Pooling and Servicing Agreement (“The Gateway Mortgage Loan”), is an asset of the Issuing Entity and part of a whole loan (“The Gateway Whole Loan”) that includes The Gateway Mortgage Loan, eight pari passu promissory notes (the “Pari Passu Companion Loans”) and six subordinate promissory notes (the “Subordinate Companion Loans”). The Pari Passu Companion Loans and the Subordinate Companion Loans are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that The Gateway Whole Loan will be serviced and administered (i) prior to the securitization of the related Servicing Shift Lead Note, under the Pooling and Servicing Agreement and (ii) from and after the securitization of the related Servicing Shift Lead Note, under the pooling and servicing agreement entered into in connection with that securitization.

The Servicing Shift Lead Note related to The Gateway Whole Loan was securitized on June 19, 2018 in connection with the issuance of a series of mortgage pass-through certificates entitled COMM 2018-HOME Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-HOME. Consequently, The Gateway Mortgage Loan is being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of June 1, 2018 (the “COMM 2018-HOME PSA”), between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer (the “Non-Serviced Master Servicer”), AEGON USA Realty Advisors, LLC, as special servicer (the “Non-Serviced Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor (the “Non-Serviced Operating Advisor”). The COMM 2018-HOME PSA is attached hereto as Exhibit 4.7.

The servicing terms of the COMM 2018-HOME PSA will be substantially similar to the servicing terms of the Pooling and Servicing Agreement applicable to the Serviced Mortgage Loans; however, the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the prospectus relating to the Certificates, dated April 16, 2018 (the “Prospectus”), and the following:

•	The Non-Serviced Master Servicer will earn a primary servicing fee with respect to The Gateway Mortgage Loan that is to be calculated at 0.00125% per annum (which will be paid in connection with such Non-Serviced Master Servicer’s primary servicing obligations for such mortgage loan).
•	Upon The Gateway Mortgage Loan becoming a specially serviced loan under the COMM 2018-HOME PSA, the Non-Serviced Special Servicer will earn a special servicing fee payable monthly with respect to such mortgage loan accruing at a rate equal to 0.25% per annum, until such time as such mortgage loan is no longer specially serviced. The special servicing fee will not be subject to a monthly minimum fee amount.
•	The Non-Serviced Special Servicer will be entitled to a workout fee equal to 0.50% of each payment of principal and interest (other than default interest) made by the related borrower after a workout. The workout fee is subject to a minimum fee of $25,000 and is subject to a cap of $1,000,000 with respect to any particular workout.

•	The Non-Serviced Special Servicer will be entitled to a liquidation fee equal to 0.50% of net liquidation proceeds received in connection with a related liquidation. The liquidation fee is subject to a minimum fee of $25,000 and is subject to a cap of $1,000,000.
•	The workout fee and liquidation fee payable pursuant to the preceding two bullets are subject to an aggregate cap of $1,000,000.
•	The Non-Serviced Operating Advisor will be entitled to a consulting fee equal to $10,000 for each major decision on which the Non-Serviced Operating Advisor has consulting rights or such lesser amount as the related borrower agrees to pay and such fee will only be payable if paid by the related borrower.
•	The Non-Serviced Operating Advisor will be entitled to consult with the Non-Serviced Special Servicer under different circumstances than those under which the operating advisor under the Pooling and Servicing Agreement is entitled to consult with the special servicer under the Pooling and Servicing Agreement. In particular, the Non-Serviced Operating Advisor will be entitled to consult on major decisions when (i) the aggregate certificate balance (taking into account cumulative appraisal reduction amounts) of the certificates that constitute the “eligible horizontal residual interest” (as defined in the Risk Retention Rules) issued under the COMM 2018-HOME PSA is 25% or less of the initial aggregate certificate balance thereof (taking into account cumulative appraisal reduction amounts) or (ii) a “control termination event” under the COMM 2018-HOME PSA has occurred and is continuing. In addition, the Non-Serviced Operating Advisor will be entitled to recommend the termination of the Non-Serviced Special Servicer at any time if it determines, in its sole discretion exercised in good faith, that (i) the Non-Serviced Special Servicer is not performing its duties as required under the COMM 2018-HOME PSA or is otherwise not acting in accordance with the servicing standard and (ii) the replacement of the Non-Serviced Special Servicer would be in the best interest of the COMM 2018-HOME certificateholders as a collective whole.
•	The COMM 2018-HOME PSA does not provide for a risk retention consultation party and provides for the compliance with credit risk retention requirements through a retaining third-party purchaser.
•	The COMM 2018-HOME PSA does not provide for an asset representations reviewer that is required to review certain delinquent mortgage loans after a specified delinquency threshold has been met.
•	The COMM 2018-HOME PSA does not provide for the dispute resolution mechanisms with respect to loan repurchases that are provided for under the Pooling and Servicing Agreement.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits:

4.7	Pooling and Servicing Agreement, dated as of June 1, 2018, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor, relating to The Gateway Whole Loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

	By:	/s/ Jane Lam
	Name:	Jane Lam
	Title:	Vice President

Dated: June 25, 2018